Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of October 16, 2015 (this “Agreement”) is entered into among CBIZ Operations, Inc., an Ohio corporation (the “Borrower”), CBIZ, Inc., a Delaware corporation (the “Company”), the Lenders party hereto and Bank of America, N.A., as Agent and as the Issuing Bank and as Swing Line Bank. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Company, the Lenders and Bank of America, N.A., as Agent and as the Issuing Bank and as Swing Line Bank have entered into that certain Credit Agreement dated as of July 28, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Company and the other Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Company and the other Guarantors have guaranteed the Borrower’s obligations under the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to restate the proviso at the end of the definition of “Eurodollar Rate” in its entirety to read as follows:

“provided that (i) to the extent a comparable or successor rate is approved by the Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Agent and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(b) Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Obligations” in its entirety to read as follows:

““Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower or the Company arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and including (i) interest and fees that accrue after the commencement by or against the Borrower or any Guarantor or any Affiliate thereof of any Insolvency Proceeding naming such Person as the debtor in such Insolvency Proceeding regardless of whether such interest and fees are allowed claims in such Insolvency Proceeding and (ii) obligations of the Borrower or the Company under any Swap Contract to which a Lender or any Affiliate of a Lender is a party; provided that the Obligations shall exclude any Excluded Swap Obligations.”

(c) Section 2.03 of the Credit Agreement is hereby amended to replace all references to “11:00 a.m.” contained in the first sentence of clause (a) thereof with “1:00 p.m.”.

(d) Section 2.04 of the Credit Agreement is hereby amended to replace all references to “11:00 a.m.” contained in clause (b) thereof with “1:00 p.m.”.

(e) Section 2.06 of the Credit Agreement is hereby amended to replace the reference to “11:00 a.m.” contained therein with “1:00 p.m.”.

(f) Clause (c) of Section 2.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) General. Any prepayments pursuant to this Section 2.07 shall be applied first to any Base Rate Loans then outstanding, then to Eurodollar Rate Loans with the shortest Interest Periods remaining and then to any amounts due under any Swap Contract between the Company or the Borrower and any Lender, or any Affiliate of a Lender, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders); provided that if due to a Defaulting Lender’s failure to fund any requested Borrowing, there are Non-Ratable Loans outstanding at the time of any prepayment, such prepayment shall be applied first to Non-Ratable Loans and then in accordance with the foregoing order. The Borrower shall pay, together with each prepayment under this Section 2.07, accrued interest on the amount prepaid and any amounts required pursuant to Section 4.04.”

(g) Clause (d) of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.08(g))) or (ii) the Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 9.04 during the continuance of an Event of Default), and (y) the Person providing Cash Collateral and the Issuing Bank or Swing Line Bank, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.”

(h) Section 3.02 of the Credit Agreement is hereby amended to replace the reference to “11:00 a.m.” contained therein with “1:00 p.m.”.

(i) Section 4.01 of the Credit Agreement is hereby amended to add the following new clause (g) immediately at the end of the existing clause (f) thereof:

“(g) For purposes of determining withholding Taxes imposed under FATCA, from and after October 16, 2015, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(j) Article IX of the Credit Agreement is hereby amended to add the following new Section 9.04 immediately at the end of the existing Section 9.03 thereof:

“9.04 Application of Funds. After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Agent and amounts payable under Article IV) payable to the Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank and amounts payable under Article IV), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between the Company or the Borrower and any Lender, or any Affiliate of a Lender, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, payment of breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between the Company or the Borrower and any Lender, or any Affiliate of a Lender, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) and the Issuing Bank in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Agent for the account of the Issuing Bank, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Article III, Section 2.07 and/or 2.15; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise a Requirement of Law.

Subject to Article III and Section 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Guarantors to preserve the allocation to Obligations otherwise set forth above in this Section.”

(k) Section 10.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“10.10 Guaranty Matters. The Lenders irrevocably authorize the Agent, at its option and in its discretion to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Agent at any time, the Majority Lenders will confirm in writing the Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.10. Except as otherwise expressly set forth herein, no Lender or Affiliate of a Lender in its capacity as a party to a Swap Contract with the Borrower or the Company that obtains the benefit of the provisions of Section 9.04 or the Guaranty by virtue of the provisions hereof or any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document (including notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any other Loan Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts except to the extent expressly provided herein. The Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts in the case of the Revolving Termination Date.”

(l) Clause (e) of Section 11.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) change Section 2.14 or Section 9.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;”

(m) Clause (f) of Section 11.08 of the Credit Agreement is hereby amended to restate the proviso at the end thereof in its entirety to read as follows:

“provided that notwithstanding anything contained herein to the contrary the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart.”

2. Condition Precedent. This Agreement shall be effective upon receipt by the Agent of counterparts of this Agreement duly executed by the Borrower, the Company, the other Guarantors and the Lenders.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Borrower, the Company and each Guarantor thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) The Company and each other Guarantor, (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of each Guarantor’s obligations under the Loan Documents (as amended hereby) and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge each Guarantor’s obligations under the Credit Agreement (as amended hereby) or the Loan Documents.

(c) The Borrower and the Company hereby represent and warrant as follows:

(i) Each of the Borrower and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Company and the Borrower and constitutes each of the Borrower’s and the Company’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower or the Company of this Agreement.

(d) Each of the Borrower and the Company represents and warrants to the Lenders that (i) its representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CBIZ OPERATIONS, INC., as the Borrower

By:
Name:
Title:

CBIZ, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as the Issuing Bank

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement

HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:

CBIZ ACCOUNTING, TAX & ADVISORY OF ATLANTA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF MARYLAND, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF CHICAGO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF COLORADO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF KANSAS CITY, INC.

CBIZ ACCOUNTING, TAX & ADVISORY OF MEMPHIS, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF NEW ENGLAND, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF NEW YORK, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF OHIO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF NORTHERN CALIFORNIA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF ORANGE COUNTY, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF PHOENIX, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF SAN DIEGO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF FLORIDA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF TOPEKA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF WICHITA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTHWEST FLORIDA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF ST. LOUIS, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF MINNESOTA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF UTAH, LLC

CBIZ ACCOUNTING, TAX & ADVISORY, LLC

CBIZ BEATTY SATCHELL, LLC

CBIZ BENEFITS & INSURANCE SERVICES, INC.

CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC

CBIZ RISK & ADVISORY SERVICES LLC

CBIZ INSURANCE SERVICES, INC.

CBIZ KA CONSULTING SERVICES, LLC

CBIZ M & S CONSULTING SERVICES, LLC

CBIZ M.T. DONAHOE & ASSOCIATES, LLC

CBIZ MISSOURI, LLC

CBIZ MMP OF TEXAS, LLC

CBIZ NETWORK SOLUTIONS, LLC

CBIZ NATIONAL TAX OFFICE, LLC

CBIZ RETIREMENT CONSULTING, INC.

CBIZ SOUTHERN CALIFORNIA, LLC

CBIZ LIFE INSURANCE SOLUTIONS, INC.

CBIZ SECURITY & ADVISORY SERVICES, LLC

CBIZ TECHNOLOGIES, LLC

CBIZ VALUATION GROUP, LLC

MHM RETIREMENT PLAN SOLUTIONS, LLC

MULTIPLE BENEFITS SERVICES, LLC

By:
Name:	Jerome P. Grisko, Jr.
Title:	Executive Vice President

Signature Page to Second Amendment to Credit Agreement

ASSOCIATED INSURANCE AGENTS, INC. CBIZ MHM, LLC CBIZ NETWORK SOLUTIONS CANADA, INC. CBIZ WEST, INC. CBIZ TAX AND ADVISORY OF NEBRASKA INC. ONECBIZ, INC. SUMMIT RETIREMENT PLAN SERVICES, INC.

By:
Name:	Jerome P. Grisko, Jr.
Title:	President

CBIZ, INC.

By:
Name:	Jerome P. Grisko, Jr.
Title:	President

Signature Page to Second Amendment to Credit Agreement